ACTIVE ALTS CONTRARIAN ETF

NASDAQ Ticker: SQZZ

May 11, 2018

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus for the Fund, dated March 23, 2017 as supplemented July 5, 2017, and Prospectus for the Fund, dated September 21, 2016, as revised March 23, 2017 and supplemented July 5, 2017.

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The Board of Trustees of Strategy Shares (the “Trust”), on behalf of the Active Alts Contrarian ETF (the “Fund”), upon the recommendation of the Fund’s sub-adviser, Active Alts, Inc., approved the closing and liquidation of the Fund, with such liquidation to take place on May 30, 2018 (the “Liquidation Date”).

Effective immediately, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed. The last date for authorized participants to create units in the Fund will be May 25, 2018 and the last date to redeem shares will be on or before 4:00 PM ET on May 25, 2018. From May 25, 2018 through the Liquidation Date, there will likely be no market for the Fund’s shares.

The last day of trading for the Fund on The NASDAQ Stock Market (the “Cessation Date”) is expected to be May 25, 2018, after which the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purpose of winding up its business affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all its liabilities, and liquidating and distributing its remaining assets to the shareholders of the Fund.

On or about the Liquidation Date, the Fund shall make to each shareholder of record as of the Cessation Date a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the Fund, in the form of either the cash or cash equivalents into which the portfolio securities of the Fund were converted. The liquidation of the Fund will be a taxable event for shareholders that do not hold shares through tax-advantaged arrangements.

For more information regarding this liquidation, contact the Fund at 1-855-4SS-ETFS or (855)-477-3837.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Fund, each dated September 21, 2016, as revised March 23, 2017, and the Summary Prospectus, dated March 23, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-4SS-ETFS or (855)-477-3837 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.